[LIBERTY LOGO]



                   LIBERTY CAPITAL OPPORTUNITIES FUND CLASS A
                      STEIN ROE CAPITAL OPPORTUNITIES FUND




                                 ANNUAL REPORT
                               SEPTEMBER 30, 2001

CONTENTS
--------------------------------------------------------------------------------

PRESIDENT'S MESSAGE.........................................      1
 Keith Bank's thoughts on the market and investing

SPECIAL ECONOMIC COMMENTARY.................................      2

PORTFOLIO MANAGERS' REPORT..................................      4
 An interview with the fund's portfolio managers

PERFORMANCE INFORMATION.....................................      6

INVESTMENT PORTFOLIO........................................      8
 A complete list of investments with market values

FINANCIAL STATEMENTS........................................     11
 Statements of assets and liabilities, operations and
    changes in net assets

NOTES TO FINANCIAL STATEMENTS...............................     14

FINANCIAL HIGHLIGHTS........................................     18
 Selected per-share data and ratios to average net assets

REPORT OF INDEPENDENT ACCOUNTANTS...........................     19

UNAUDITED INFORMATION.......................................     20

                Must be Preceded or Accompanied by a Prospectus.

PRESIDENT'S MESSAGE
--------------------------------------------------------------------------------

Dear Shareholder:

I wanted to take this opportunity to let you know that the sale of Liberty Financial's asset management companies to FleetBoston Financial was completed, effective November 1, 2001. As a result, Liberty Funds is now part of the Fleet organization.

      In light of the events of September 11 and recent turmoil in the markets, I think it is important to assure you that only the ownership of Liberty Funds has changed. You will see no immediate change in your investment. Your fund will continue to be guided by Steve Hayward and Dave Brady, following the same investment principles which attracted you to the fund in the first place.

      Market performance in the past year, and particularly in the past month, underscores the importance of staying focused on long-term investment goals. As the fiscal year drew to a close, investors and non-investors alike struggled to come to grips with the horrific events of September 11. All of us here at FleetBoston Financial continue to offer our support to those whose lives were so dramatically changed that day.

      Certainly the events of September 11 have exacerbated an already troubled economy. More than 100,000 jobs were lost as a direct result of the attacks, as the travel and transportation industries, and the airlines in particular, struggled in the immediate weeks afterward.

      During these difficult times, it is important to remember why you invested with us in the first place. Markets and economic cycles fluctuate. Diversification, a long-term perspective and a clear objective remain vital to investment success in good times and in bad.

      When markets struggle, growth stocks are typically among the hardest hit. Perseverance is a prerequisite for investing in volatile times. It is a trait your fund's portfolio managers continue to exhibit. During times like these, the discipline to adhere to objectives -- searching for the highest-quality growth companies available -- is critical to not only survive market declines, but also to position the fund to thrive when a recovery begins. We believe these key components and the discipline to stay the course are crucial to strong results in the future.

      As always, we thank you for choosing Stein Roe Capital Opportunities Fund, Liberty Capital Opportunities Fund Class A. We look forward to serving your investment needs.

Sincerely,


/s/ Keith Banks
Keith T. Banks
President

 MEET THE NEW PRESIDENT

       Effective November 1, 2001, Mr. Keith Banks has taken on the position of President of the Liberty-Stein Roe Funds Income Trust. Mr. Banks is currently chief investment officer and chief executive officer of Fleet Asset Management, a position he has held since 2000. Prior to joining Fleet, he was managing director and head of US equity for J.P. Morgan Investment Management from 1996-2000. He began his investment career in 1981 as an equity analyst at Home Insurance. A chartered financial analyst, Mr. Banks earned his BA from Rutgers University and his MBA from Columbia Business School.

Economic and market conditions change frequently. There is no assurance that trends described herein will continue or commence.

 SPECIAL ECONOMIC COMMENTARY

[PHOTO OF C. FRAZIER EVANS]
                              C. Frazier Evans has more than 30 years of investment experience at Liberty Funds Group, where he has held positions as director of investment research and portfolio manager of several equity funds. He has held the title of senior economist for the past 15 years.

SLIPPING INTO A RECESSION, WE WONDER -- HOW LONG?
Since the tragic events of September 11, investors have been watching for indications as to the severity of the economic impact. There is a widespread consensus that the economy has slipped into recession. However, uncertainty prevails as to the length and depth of this economic contraction. Some aspects of economic activity have been surprisingly resilient, such as auto sales and housing starts. On the other hand, the blow to confidence has been enough to leave the level of overall activity below that which prevailed at the end of August. The clearest damage has been to travel-related industries such as transportation, lodging, meals, entertainment and recreation, which together account for almost six percent of GDP (gross domestic product). All things considered, the scenario may be a recession that began in September and extends through the first quarter of next year. A seven-month recession would be brief in historic terms. Past recessions have ranged from six to 16 months.

  "Although the market could experience significant volatility around adverse economic and political news, a longer-term horizon might suggest a more positive prospect."

An early end to the projected recession could result from the unprecedented amount of stimulus currently being applied to the economy. Nine months of rate reductions from the Federal Reserve have been followed by further injections of liquidity in the aftermath of the attack. On the fiscal side, the Bush tax cuts, which were already in place, are to be extended with an additional stimulus program. It is hard to conceive that this combination of monetary and fiscal stimulus will not result in some acceleration of economic activity by spring of next year.

ACTIVITY IN BOND MARKETS REFLECTS POSSIBLY A SHORT RECESSION
Fixed income securities have begun to reflect this outlook. Short-term interest rates have declined to 42-year lows, as monetary easing is confronting an initially slack economy. On the other hand, long-term bond yields have held steady, as the bond market balances the positive effects of a likely easing of inflation next year with the reappearance of a deficit in federal budget projections. The Treasury market will have difficulty making much progress in the face of a probable economic recovery next year. An exception to this overall view may be the corporate bond market, where the spread in yields of high yield corporates from 10-year Treasuries has widened to historically high levels. Should confidence in the economic recovery begin to build, we would expect this part of the bond market to rally.

  "All things considered, the scenario may be a recession that began in September and extends through the first quarter of next year."

ARE WE AT A LOW POINT IN THE MARKET CYCLE?
Equity investors have responded to the prevailing uncertainty by liquidating a record $32 billion from equity funds in September. While this is understandable, it is nonetheless the case that past instances of extreme investor pessimism have often marked low points in the market cycle. The current period is unusual, in that equity funds for the past three months in total have experienced net liquidations. The last time that happened was the three-month period ending September 1990. While history may not repeat itself, the stock market bottomed in October 1990.

WHY DO P/E RATIOS STILL SEEM HIGH?
Some investors are concerned that, although stock prices are down substantially from their highs, the price-to-earnings ratio of the market still seems relatively high. It is not unusual for p/e ratios to

 SPECIAL ECONOMIC COMMENTARY

seem high at this stage of the market cycle. This is because stocks often rise in anticipation of economic recovery while their current earnings are still depressed. Thus, it is often helpful to reassess stocks' valuations in light of their normal level of profitability, in which case the market may not seem to be so expensive.

It is also worth noting that the stock market's p/e has been biased upward for some time by the very high valuations accorded the technology sector. As of mid-October, the p/e of the S&P 500 Index on consensus 12-month forward estimated earnings was 21.6. That number, however, resulted from the blend of 17% of the index representing the technology sector, still carrying a lofty p/e of 47, with the remaining 83% of the index selling at a p/e multiple of less than 18.

LOOKING FORWARD
In short, although the market could certainly experience significant volatility around adverse economic and political news, a longer-term horizon might suggest a more positive prospect. The current economic, psychological and valuation framework for the market is one that in the past has been characteristic of market opportunity.

The opinions expressed are those of the contributor and are subject to change.

Economic and market conditions can change frequently. There is no assurance that the trends described here will continue or that the forecasts will come to pass. International investing may pose special risks due to currency exchange rate fluctuations, as well as political, economic and social developments. Investing in smaller stocks may include liquidity risks as well. Bond investing may pose special risks associated with changes in interest rates and changes in the financial strength of issuers of lower-rated bonds.

  For C. Frazier Evans' monthly market commentary visit www.libertyfunds.com

PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

Stein Roe Capital Opportunities Fund, Liberty Capital Opportunities Fund Class A ("the fund") suffered during the fiscal year ended September 30, 2001. The fund returned a disappointing negative 49.49% without a sales charge for the period. In comparison, the S&P MidCap 400 Index produced a total return of negative 19.00%. The fund also underperformed its peer group, the Morningstar Mid-Cap Funds Growth Category, which returned negative 45.64% for the same period.
      The disparity between the fund's performance and that of its benchmark is a product of the fact that the composition of the two differs. The benchmark leans more toward a value style, while the fund is growth-oriented and seeks companies with the potential for 15-20% annual growth. The overall economic picture, which went from sluggish to dismal after the events of September 11, also played a part in performance.

A DRAMATIC DOWNTURN DURING THE PERIOD
After suffering performance of negative 38.14% in the first six months of the period, the fund's portfolio underwent a stock rotation later in the spring and summer to reflect economic realities. Real gross domestic product, which barely grew during the second quarter, was expected to be flat during the third quarter. Business spending was dormant and unemployment rates rose through the period. In response, we increased our weighting in the consumer noncyclical, health care and financial sectors, because these areas have tended to be more resilient during economic slowdowns.
      By September, the fund was performing relatively well, trading at $19.37 before September 11. After the attacks, the fund declined 15% before making up half of that loss to close at $17.85 on September 30.

TRAVEL-RELATED STOCKS HIT HARD IN SEPTEMBER
The events of September 11 virtually stopped travel and drastically slowed consumer spending. As a result, tourist-related companies suffered. In the immediate wake of the attacks, Carnival Corp. and Four Seasons Hotels (1.3% and 1.5% of net assets, respectively) saw reservations drop by at least half, bringing their stock prices down with reservations. Toward period-end, however, Carnival had recovered to a 90% occupancy rate -- still below its normal 105%.
      Consumer cyclicals, including Kohl's and Bed Bath & Beyond (3.7% and 3.5% of net assets, respectively) showed mixed results, with Kohl's holding up well through June and BB&B declining. Media companies were particularly hard hit toward the end of the fiscal year as advertising dollars stopped flowing. Advertising-sensitive holdings such as Hispanic Broadcasting Corp. (1.9% of net assets) saw revenues drop in the third quarter.

FINANCIAL SERVICES PERFORMED WELL
Financial services companies, particularly those involved in the mortgage industry, were a bright spot. An aggressive interest-rate cutting campaign by the Federal Reserve has helped to fuel one of the biggest refinancing booms in history. We believe companies such as MGIC Investment Corp. (3.8% of net assets), the country's largest mortgage insurance company, could be poised to benefit from this development.
      Another timely purchase during the period was Arthur J. Gallagher (1.3% of net assets), a large US insurance brokerage firm. We also bought Fidelity National Financial (2.4% of net assets), the largest title insurance company in the US.

OTHER PORTFOLIO ACTIVITY
In a weak economic environment, we look for companies that have the potential to benefit in hard times. For this reason, we added Brinker International (1.8% of net assets), whose holdings include Chili's, a moderately priced restaurant chain, and RadioOne, a nationwide radio network. We believe these companies may benefit as consumers seek less expensive dining options and businesses turn to more cost-effective methods of advertising. We also added Ambac Financial Group (3.2% of net assets), a municipal insurance firm whose stock price plummeted on the first day of trading when it was learned that the company had a potential $500 million liability in the wake of September 11. Since then, the company revealed that this liability, in the worst case, represents only a small part of its portfolio, and the stock price has increased.
      We eliminated Starbucks from the portfolio on a valuation basis. L3 Communications, a defense stock, was sold after its price rose from $63 to $91 per share. We also liquidated Manugistics, Mercury Interactive and Novellus Systems during the period as technology issues, especially in software, continued to perform poorly.

TOUGH ROADS BEFORE THE ECONOMY RECOVERS
Going forward, the next quarter or two seem almost certain to produce negative economic growth rates, although the events of September 11 may have served to push equity markets to their bottom more quickly. We expect that recovery may be delayed by at least a quarter, but it may be more aggressive than previously anticipated when it does occur.
      Some sectors, including technology, may come back into favor. We have taken a more aggressive position with semiconductor manufacturers. In our opinion, these companies should be ready to thrive if the recovery does begin.
      As the economy recovers, we expect to liquidate some health care issues and move further into economy-sensitive sectors that could benefit during a recovery, including retail and technology. Regardless of when an economic recovery occurs, we will continue looking for opportunities in which quality companies show the potential for a strong and realistic annual rate of growth.


/s/ Steve Hayward        /s/ David P. Brady
Steve Hayward            David P. Brady

Steve D. Hayward and David P. Brady have managed the fund since 1999. Mr. Hayward earned a BA degree from North Park College and an MBA from Loyola University. Mr. Brady holds a BS degree in finance, graduating magna cum laude from the University of Arizona, and an MBA from the University of Chicago.

An investment in the fund offers the potential for long-term growth, but also involves certain risks, including stock market fluctuations due to economic and business developments. Mid-cap stocks are more volatile than stocks of larger companies.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (%)
--------------------------------------------------------------------------------

                        Period ended September 30, 2001

                                                        1-year                 5-year                10-year
                                                 --------------------   --------------------   --------------------
                                                 without                without                without
                                                  sales    with sales    sales    with sales    sales    with sales
                                                 charge      charge     charge      charge     charge      charge
                                                 -------   ----------   -------   ----------   -------   ----------
Liberty Capital Opportunities Fund Class A       -49.49      -52.39      -4.99      -6.11        8.74       8.10
S&P Midcap 400 Index                             -19.00         N/A      13.67        N/A       14.45        N/A

Liberty Capital Opportunities Fund Class A shares (newer class shares) performance includes returns of the fund's class S shares for periods prior to the July 31, 2000 inception of the newer class shares. These class S share returns are not restated to reflect any expense differential between class S shares and the newer class shares. Had the expense differential been reflected, the returns for periods prior to the inception of the newer class shares would have been lower.

VALUE OF A $10,000 INVESTMENT, 9/30/91-9/30/01
--------------------------------------------------------------------------------

[MOUNTAIN CHART:]
[LIBERTY CAPITAL OPPORTUNITIES FUND CLASS A]

                                                                                                             MORNINGSTAR MID-CAP
                                        WITH SALES CHARGE     WITHOUT SALES CHARGE   S&P MIDCAP 400 INDEX   GROWTH FUNDS CATEGORY
                                        -----------------     --------------------   --------------------   ---------------------
9/30/91                                      9425.00                10000.00               10000.00               10000.00
                                             9519.25                10100.00               10543.00               10345.00
                                             9566.85                10150.50               10041.20                9952.92
                                            10755.00                11411.20               11228.00               11232.90
                                            10673.30                11324.50               11426.80               11526.00
                                            10802.50                11461.50               11608.40               11688.60
                                            10214.80                10838.00               11170.80               11124.00
                                             9790.89                10388.20               11037.90               10696.80
                                             9959.29                10566.90               11142.70               10726.80
                                             9648.56                10237.20               10824.00               10261.30
                                            10046.10                10659.00               11360.90               10656.30
                                             9851.19                10452.20               11089.40               10377.10
9/30/92                                      9989.11                10598.50               11244.60               10613.70
                                            10295.80                10923.90               11513.40               11058.40
                                            10986.60                11656.90               12157.00               11852.40
                                            11014.10                11686.00               12564.30               12213.90
                                            11300.50                11989.90               12721.30               12439.90
                                            10728.70                11383.20               12543.20               11926.10
                                            11127.80                11806.60               12975.90               12357.80
                                            10668.20                11319.00               12636.00               11942.60
                                            11656.00                12367.20               13212.20               12656.80
                                            11812.20                12532.90               13278.20               12765.60
                                            12037.90                12772.30               13253.00               12815.40
                                            12731.20                13507.90               13800.40               13502.30
9/30/93                                     13385.60                14202.20               13946.60               13937.10
                                            13654.70                14487.70               13992.70               14055.60
                                            13407.50                14225.50               13683.40               13601.60
                                            14045.70                14902.60               14318.30               14174.20
                                            14097.70                14957.80               14652.00               14554.10
                                            14128.70                14990.70               14443.90               14492.90
                                            13292.30                14103.20               13775.10               13698.70
                                            13357.40                14172.30               13877.10               13700.10
                                            13123.70                13924.30               13745.30               13468.60
                                            12451.70                13211.40               13272.40               12858.40
                                            12863.90                13648.70               13722.30               13158.00
                                            13661.40                14494.90               14441.40               14013.30
9/30/94                                     13695.60                14531.10               14171.30               14034.30
                                            14020.20                14875.50               14325.80               14329.00
                                            13516.90                14341.50               13679.70               13783.10
                                            14046.70                14903.70               13805.60               14042.20
                                            13838.80                14683.10               13950.50               13911.70
                                            14611.00                15502.40               14681.50               14529.30
                                            15188.20                16114.80               14922.30               15034.90
                                            15122.90                16045.50               15235.70               15192.80
                                            15113.80                16035.80               15602.90               15472.40
                                            16611.60                17625.00               16237.90               16543.10
                                            17774.40                18858.80               17082.30               17840.00
                                            17852.60                18941.70               17401.70               18079.10
9/30/95                                     18823.80                19972.20               17822.80               18596.10
                                            18996.90                20155.90               17364.80               18187.00
                                            20125.40                21353.20               18123.60               18854.50
                                            21175.90                22467.80               18078.30               19001.60
                                            21711.70                23036.20               18340.40               19117.50
                                            22890.60                24287.10               18964.00               19928.00
                                            24106.10                25576.80               19191.60               20298.70
                                            26555.30                28175.30               19776.90               21711.50
                                            27944.10                29648.90               20043.90               22532.20
                                            27418.80                29091.50               19743.30               21669.20
                                            24227.20                25705.30               18406.70               19669.10
                                            25814.10                27389.00               19468.70               20884.70
9/30/96                                     28155.40                29873.10               20317.60               22288.10
                                            26612.50                28236.10               20376.50               21806.70
                                            26522.00                28140.10               21523.70               22574.30
                                            25498.30                27053.90               21547.30               22443.40
                                            26615.10                28238.80               22355.40               23233.40
                                            24129.30                25601.30               22172.10               22048.50
                                            20818.70                22088.80               21227.50               20644.00
                                            21291.30                22590.20               21777.30               20769.90
                                            24276.30                25757.40               23680.70               23042.20
                                            25264.40                26805.70               24346.10               24003.00
                                            26171.40                27768.10               26756.30               25901.70
                                            25244.90                26785.10               26724.20               25839.50
9/30/97                                     26396.10                28006.50               28260.90               27681.80
                                            25379.80                26928.20               27031.50               26272.80
                                            25580.30                27140.90               27431.60               26070.50
                                            27069.10                28720.60               28495.90               26328.60
                                            26679.30                28307.00               27954.50               25957.40
                                            28928.40                30693.20               30269.20               28249.40
                                            30452.90                32310.80               31634.30               29633.70
                                            29609.40                31415.80               32213.20               29909.30
                                            28537.50                30278.50               30763.60               28357.00
                                            30597.90                32464.60               30957.40               29494.10
                                            27685.00                29374.00               29756.30               27963.30
                                            21461.40                22770.70               24218.60               22345.50
9/30/98                                     22903.60                24300.90               26478.20               23987.90
                                            22722.70                24108.90               28845.40               25151.30
                                            23792.90                25244.50               30284.80               27032.60
                                            26631.40                28256.10               33943.20               30190.00
                                            26993.60                28640.40               32622.80               31183.30
                                            24734.20                26243.20               30913.30               29078.40
                                            25894.30                27474.00               31778.90               31003.40
                                            26484.70                28100.40               34283.10               32324.20
                                            26021.20                27608.70               34433.90               32172.20
                                            27517.40                29196.20               36272.70               34601.20
                                            26502.00                28118.80               35503.70               34397.10
                                            25820.90                27396.20               34289.50               34266.40
9/30/99                                     25975.80                27560.60               33229.90               34626.20
                                            27118.80                28773.20               34924.70               37396.30
                                            30755.40                32631.70               36758.20               41472.50
                                            37367.80                39647.50               38941.70               48767.50
                                            37386.50                39667.40               37843.50               48045.70
                                            44112.30                46803.50               40492.60               58865.60
                                            43927.00                46606.90               43881.80               56976.00
                                            39565.10                41978.90               42350.30               51626.00
                                            36672.90                38910.20               41820.90               47785.00
                                            40098.10                42544.40               42435.70               54020.90
                                            40086.10                42531.70               43106.20               52054.60
                                            44736.10                47465.30               47921.10               58722.80
9/30/00                                     43143.50                45775.60               47595.30               56773.20
                                            40252.90                42708.60               45981.80               52753.60
                                            32476.00                34457.30               42510.20               43178.90
                                            33089.80                35108.60               45762.20               46020.00
                                            35018.90                37155.40               46782.70               47032.50
                                            30109.30                31946.20               44111.40               40278.60
                                            26652.70                28278.80               40833.90               35727.10
                                            29179.40                30959.60               45337.90               40307.30
                                            29447.90                31244.40               46394.30               40383.90
                                            29044.40                30816.40               46208.70               40056.80
                                            27226.20                28887.30               45520.20               37845.70
                                            25274.10                26816.10               44031.70               35113.20
9/30/01                                     21794.00                23124.00               38554.10               29959.00

Liberty Capital Opportunities Fund Class A is a class of Stein Roe Capital Opportunities Fund (the "fund"), a series of Liberty-Stein Roe Funds Investment Trust. The fund also offers class S shares. Performance highlights for the fund's class S shares are presented in a separate annual report.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT www.libertyfunds.com FOR DAILY PERFORMANCE UPDATES. Past performance is no guarantee of future investment returns. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% sales charge for class A shares. Liberty Capital Opportunities Fund Class A shares (newer class shares) performance includes returns of the fund's class S shares for periods prior to the July 31, 2000 inception of the newer class shares. These class S share returns are not restated to reflect any expense differential between class S shares and the newer class shares. Had the expense differential been reflected, the returns for periods prior to the inception of the newer class shares would have been lower. The S&P MidCap 400 Index is an unmanaged group of stocks that differs from the composition of the fund, is not available for direct investment, and does not include sales charges.

The fund's return is also compared to the average return of the funds included in the Morningstar Mid-Cap Growth Funds category average (Morningstar average). This Morningstar Average is composed of funds with similar investment styles as measured by their underlying portfolio holdings. Morningstar does not warrant their information to be accurate, correct, complete or timely. They shall not be responsible for investment decisions, damages or other losses resulting from use of the averages. Morningstar, Inc. has not granted consent for it to be considered or deemed an "Expert" under the Securities Act of 1933. Sales charges are not reflected in the Morningstar averages.

--------------------------------------------------------------------------------

                    TOP 10 EQUITY HOLDINGS (% OF NET ASSETS)

Fiserv                                           4.0
Laboratory Corp. of America Holdings             3.9
MGIC Investment                                  3.8
Kohl's                                           3.7
Bed Bath & Beyond                                3.5
Express Scripts                                  3.2
Ambac Financial Group                            3.2
Harley-Davidson                                  3.2
Investors Financial Services                     2.8
Fastenal                                         2.8

Holdings are calculated as a percentage of net assets. Because the fund is actively managed, there can be no guarantee the fund will continue to hold these securities in the future.

--------------------------------------------------------------------------------

                          EQUITY PORTFOLIO HIGHLIGHTS

                                                S&P MIDCAP
                                   PORTFOLIO    400 INDEX
                                   ---------    ----------
Number of holdings                      49          400
Dollar weighted median market
  capitalization ($mil.)             4,787        2,337

Because the fund is actively managed, there can be no guarantee the fund will continue to hold these securities in the future.

--------------------------------------------------------------------------------
[PIE CHART:]

                  PORTFOLIO ASSET ALLOCATION (% OF NET ASSETS)

Equities                                                                         98.30
Cash equivalents & other                                                          1.70

Holdings are calculated as a percentage of net assets. Because the fund is actively managed, there can be no guarantee the fund will continue to hold these securities in the future.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
September 30, 2001

COMMON STOCKS - 98.3%                                             SHARES         VALUE
------------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES - 4.0%
DATA PROCESSING SERVICES - 4.0%
Fiserv, Inc. (a)............................................       300,000    $ 10,233,000
                                                                              ------------
------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY - 9.8%
HOTELS - 2.8%
Four Seasons Hotels, Inc. ..................................       100,000       3,747,000
Hotel Reservations Network, Inc. (a)........................       150,000       3,411,000
                                                                              ------------
                                                                                 7,158,000
                                                                              ------------
LEISURE FACILITIES - 1.3 %
Carnival Corp. .............................................       150,000       3,303,000
                                                                              ------------
MOTORCYCLE MANUFACTURERS - 3.2%
Harley-Davidson, Inc. ......................................       200,000       8,100,000
                                                                              ------------
RESTAURANTS - 2.5%
Brinker International, Inc. (a).............................       200,000       4,724,000
Buca, Inc. (a)..............................................       150,000       1,683,000
                                                                              ------------
                                                                                 6,407,000
                                                                              ------------
------------------------------------------------------------------------------------------
CONSUMER STAPLES - 5.1%
FOOD, BEVERAGES & TOBACCO - 1.8%
Pepsi Bottling Group, Inc. .................................       100,000       4,607,000
                                                                              ------------
HOUSEHOLD & PERSONAL PRODUCTS - 3.3%
Estee Lauder Companies, Inc. ...............................       125,000       4,143,750
Steiner Leisure Ltd. (a)....................................       275,000       4,400,000
                                                                              ------------
                                                                                 8,543,750
                                                                              ------------
------------------------------------------------------------------------------------------
ENERGY - 5.3%
OIL & GAS EQUIPMENTS & SERVICES - 1.2%
BJ Services Co. (a).........................................       175,000       3,113,250
                                                                              ------------
OIL & GAS EXPLORATION & PRODUCTS - 4.1%
Apache Corp. ...............................................       125,000       5,373,750
Devon Energy Corp. .........................................       150,000       5,160,000
                                                                              ------------
                                                                                10,533,750
                                                                              ------------
------------------------------------------------------------------------------------------
FINANCIALS - 16.0%
DIVERSIFIED FINANCIAL SERVICES - 4.1%
Investors Financial Services Corp. .........................       125,000       7,205,000
Raymond James Financial, Inc. ..............................       125,000       3,393,750
                                                                              ------------
                                                                                10,598,750
                                                                              ------------
INSURANCE CARRIERS - 6.9%
Ambac Financial Group, Inc. ................................       150,000       8,206,500
Arthur J. Gallagher & Co. ..................................       100,000       3,385,000
Fidelity National Financial, Inc. ..........................       225,000       6,050,250
                                                                              ------------
                                                                                17,641,750
                                                                              ------------
NON-DEPOSITORY CREDIT INSTITUTION - 1.2%
Metris Companies, Inc. .....................................       125,000       3,093,750
                                                                              ------------
PROPERTY & CASUALTY INSURANCE - 3.8%
MGIC Investment Corp. ......................................       150,000       9,801,000
                                                                              ------------
------------------------------------------------------------------------------------------

See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
CONTINUED

                                                                  SHARES         VALUE
------------------------------------------------------------------------------------------
HEALTH CARE - 13.4%
HEALTH CARE DISTRIBUTORS & SERVICES - 7.2%
Express Scripts, Inc., Class A (a)..........................       150,000    $  8,325,000
Laboratory Corp. of America Holdings (a)....................       125,000      10,106,250
                                                                              ------------
                                                                                18,431,250
                                                                              ------------
HEALTH CARE FACILITIES - 2.0%
Health Management Associates, Inc., Class A (a).............       250,000       5,190,000
                                                                              ------------
PHARMACEUTICALS - 4.2%
Enzon, Inc. (a).............................................       125,000       6,375,000
IMS Health, Inc. ...........................................       175,000       4,383,750
                                                                              ------------
                                                                                10,758,750
                                                                              ------------
------------------------------------------------------------------------------------------
INDUSTRIAL - 9.9%
ELECTRIC COMPONENTS & EQUIPMENT - 4.6%
Microchip Technology, Inc. (a)..............................       125,000       3,350,000
Molex, Inc., Class A........................................       200,000       4,860,000
TriQuint Semiconductor, Inc. (a)............................       225,000       3,597,750
                                                                              ------------
                                                                                11,807,750
                                                                              ------------
INDUSTRIAL MACHINERY - 2.5%
Mettler-Toledo International, Inc. (a)......................       150,000       6,321,000
                                                                              ------------
TRADING COMPANIES & DISTRIBUTION - 2.8%
Fastenal Co. ...............................................       125,000       7,122,500
                                                                              ------------
------------------------------------------------------------------------------------------
MEDIA - 8.9%
BROADCASTING & CABLE - 7.1%
Cox Radio, Inc., Class A (a)................................       200,000       4,034,000
Hispanic Broadcasting Corp. (a).............................       300,000       4,830,000
USA Networks, Inc. (a)......................................       250,000       4,495,000
Univision Communications, Inc., Class A (a).................       175,000       4,016,250
XM Satellite Radio Holdings, Inc., Class A (a)..............       156,500         820,060
                                                                              ------------
                                                                                18,195,310
                                                                              ------------
PUBLISHING & PRINTING - 1.8%
Tribune Co. ................................................       150,000       4,710,000
                                                                              ------------
------------------------------------------------------------------------------------------
RETAILING - 11.1%
DEPARTMENT STORES - 3.7%
Kohl's Corp. (a)............................................       200,000       9,600,000
                                                                              ------------
SPECIALTY STORES - 7.4%
Bed Bath & Beyond, Inc. (a).................................       350,000       8,911,000
Coach, Inc. (a).............................................       200,000       5,302,000
Tiffany & Co. ..............................................       225,000       4,871,250
                                                                              ------------
                                                                                19,084,250
                                                                              ------------
------------------------------------------------------------------------------------------
SOFTWARE & SERVICES - 5.4%
APPLICATIONS SOFTWARE - 0.4%
Openwave Systems, Inc. (a)..................................        75,000         956,250
                                                                              ------------
INTERNET SOFTWARE & SERVICES - 1.0%
Sanmina Corp. (a)...........................................       200,000       2,716,000
                                                                              ------------
TECHNOLOGY SERVICES - 4.0%
Electronic Arts, Inc. (a)...................................       125,000       5,708,750
SunGard Data Systems, Inc. (a)..............................       200,000       4,674,000
                                                                              ------------
                                                                                10,382,750
                                                                              ------------
------------------------------------------------------------------------------------------
TECHNOLOGY HARDWARE & EQUIPMENT - 3.1%
SEMICONDUCTORS - 3.1%
Altera Corp. (a)............................................       225,000       3,710,250
Flextronics International Ltd. (a)..........................       250,000       4,135,000
                                                                              ------------
                                                                                 7,845,250
                                                                              ------------
------------------------------------------------------------------------------------------

See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
CONTINUED

COMMON STOCKS - 98.3%                                             SHARES         VALUE
------------------------------------------------------------------------------------------
TRANSPORTATION - 2.8%
AIR FREIGHT & COURIERS - 2.8%
Expeditors International Washington, Inc. ..................       150,000    $  7,102,500
                                                                              ------------
------------------------------------------------------------------------------------------
UTILITIES - 0.7%
ELECTRIC UTILITIES - 0.7%
Calpine Corp. (a)...........................................        75,000       1,710,750
                                                                              ------------
------------------------------------------------------------------------------------------
WHOLESALE TRADE - 2.8%
NON-DURABLE GOODS - 2.8%
AmerisourceBergen Corp. (a).................................       100,000       7,095,000
                                                                              ------------
TOTAL COMMON STOCKS
  (cost of $273,420,000)....................................                   252,163,310
                                                                              ------------
BONDS & NOTES - 1.0%                                                   PAR
------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 1.0%
U.S. Treasury Notes:
  6.50% 02/28/02............................................    $  400,000         406,688
  7.50% 05/15/02............................................     2,000,000       2,062,180
                                                                              ------------
TOTAL BONDS & NOTES
  (cost of $2,436,721)......................................                     2,468,868
                                                                              ------------
SHORT-TERM OBLIGATION - 0.2%
------------------------------------------------------------------------------------------
COMMERCIAL PAPER - 0.2%
UBS Financial,
  3.45% (b) 10/01/01........................................       625,000         625,000
                                                                              ------------
TOTAL INVESTMENTS - 99.5%
  (cost of $276,481,721) (c)................................                   255,257,178
OTHER ASSETS & LIABILITIES, NET - 0.5%......................                     1,189,206
                                                                              ------------
NET ASSETS - 100.0%.........................................                  $256,446,384
                                                                              ============

NOTES TO INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------
(a) Non-income producing.
(b) Rate represents yield at time of purchase.
(c) Cost for federal income tax purpose is $278,350,297.

See Notes to Financial Statements.
 10

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2001

ASSETS:
Investments, at value (cost of $276,481,721)................  $255,257,178
Receivable for:
  Investments sold..........................................     1,467,631
  Fund shares sold..........................................     1,241,969
  Interest..................................................        58,884
  Dividends.................................................        43,000
Other assets................................................         4,764
                                                              ------------
Total Assets................................................   258,073,426
                                                              ------------
LIABILITIES:
Payable due to custodian bank...............................     1,160,027
Payable for:
  Fund shares repurchased...................................       186,469
  Management fee............................................       167,353
  Transfer agent fee........................................        45,209
  Administration fee........................................        33,490
  Bookkeeping fee...........................................         7,548
Other liabilities...........................................        26,946
                                                              ------------
  Total Liabilities.........................................     1,627,042
                                                              ------------
NET ASSETS..................................................  $256,446,384
                                                              ============
COMPOSITION OF NET ASSETS:
Paid-in capital.............................................  $300,697,903
Accumulated net investment loss.............................        (1,420)
Accumulated net realized loss...............................   (23,025,381)
Net unrealized depreciation on:
  Investments...............................................   (21,224,543)
  Foreign currency translations.............................          (175)
                                                              ------------
NET ASSETS..................................................  $256,446,384
                                                              ============
Class A
  Net asset value and redemption price per share
     ($1,107/62)............................................  $      17.85(a)
                                                              ============
  Maximum offering price per share ($17.85/0.9425)..........  $      18.94(b)
                                                              ============
Class S
  Net asset value, offering and redemption price per share
     ($256,445,277/14,320,777)..............................  $      17.91
                                                              ============

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b) On sales of $50,000 or more the offering price is reduced.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2001

INVESTMENT INCOME:
Dividends...................................................                  $     615,541
Interest....................................................                        835,362
                                                                              -------------
     Total Investment Income (net of foreign tax withheld of
      $1,635)...............................................                      1,450,903
EXPENSES:
Management fee..............................................  $  2,884,868
Administration fee..........................................       576,540
Transfer agent fee..........................................       944,632
Bookkeeping fee.............................................        53,297
Trustees' fee...............................................        19,036
Service & Distribution fees - Class A.......................             4
Custody fee.................................................        16,478
Other expenses..............................................       164,948
                                                              ------------
  Total Expenses............................................     4,659,803
Custodian earnings credit...................................        (6,213)
Fees waived by the Distributor - Class A....................            (1)
                                                              ------------
  Net Expenses..............................................                      4,653,589
                                                                              -------------
Net Investment Loss.........................................                     (3,202,686)
                                                                              -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY:
Net realized gain (loss) on:
  Investments...............................................   (22,740,155)
  Foreign currency transactions.............................       312,537
                                                              ------------
     Net realized loss......................................                    (22,427,618)
Net change in unrealized appreciation/depreciation on:
  Investments...............................................  (243,149,222)
  Foreign currency translations.............................          (988)
                                                              ------------
     Net change in unrealized appreciation/depreciation.....                   (243,150,210)
                                                                              -------------
Net Loss....................................................                   (265,577,828)
                                                                              -------------
Decrease in Net Assets from Operations......................                  $(268,780,514)
                                                                              =============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                               YEAR ENDED       YEAR ENDED
                                                              SEPTEMBER 30,    SEPTEMBER 30,
                                                                  2001            2000(A)
INCREASE (DECREASE) IN NET ASSETS                             -------------    -------------
OPERATIONS:
Net investment loss.........................................  $ (3,202,686)    $  (4,872,270)
Net realized gain (loss) on investments and foreign
  currency..................................................   (22,427,618)      164,136,558
Net change in unrealized appreciation/depreciation on
  investments and foreign currency..........................  (243,150,210)       92,469,000
                                                              -------------    -------------
  Net Increase (Decrease) from Operations...................  (268,780,514)      251,733,288
                                                              -------------    -------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gain - Class A............................          (141)               --
From net realized gain - Class S............................   (73,355,611)      (53,552,053)
In excess of net realized gains - Class S...................       (52,113)               --
                                                              -------------    -------------
  Total Distributions Declared to Shareholders..............   (73,407,865)      (53,552,053)
                                                              -------------    -------------
SHARE TRANSACTIONS:
Subscriptions - Class A.....................................         1,193             1,000
Distributions reinvested - Class A..........................           141                --
                                                              -------------    -------------
  Net Increase - Class A....................................         1,334             1,000
                                                              -------------    -------------
Subscriptions - Class S.....................................   280,922,404       764,686,764
Distributions reinvested - Class S..........................    68,874,396        49,654,104
Redemptions - Class S.......................................  (315,247,817)     (859,785,657)
                                                              -------------    -------------
  Net Increase (Decrease) - Class S.........................    34,548,983       (45,444,789)
                                                              -------------    -------------
Net Increase (Decrease) from Share Transactions.............    34,550,317       (45,443,789)
                                                              -------------    -------------
Net Increase (Decrease) in Net Assets.......................  (307,638,062)      152,737,446
                                                              -------------    -------------
NET ASSETS:
Beginning of period.........................................   564,084,446       411,347,000
                                                              -------------    -------------
End of period (including accumulated net investment loss of
  $(1,420) and none, respectively.).........................  $256,446,384     $ 564,084,446
                                                              =============    =============
CHANGES IN SHARES:
Subscriptions - Class A.....................................            32                25
Issued for distributions reinvested - Class A...............             5                --
                                                              -------------    -------------
  Net Increase - Class A....................................            37                25
                                                              -------------    -------------
Subscriptions - Class S.....................................     9,912,468        20,075,614
Issued for distributions reinvested - Class S...............     2,414,127         1,581,341
Redemptions - Class S.......................................   (11,359,592)      (22,664,114)
                                                              -------------    -------------
  Net Increase (Decrease) - Class S.........................       967,003        (1,007,159)
                                                              -------------    -------------

(a) Class A shares were initially offered on July 31, 2000.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
September 30, 2001

NOTE 1. ORGANIZATION

Liberty Capital Opportunities Fund, Class A and Stein Roe Capital Opportunities Fund, Class S (collectively the "Fund") is a series of Liberty-Stein Roe Funds Investment Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The Fund may issue an unlimited number of shares. Effective July 31, 2000, the Fund began offering Class A shares. The Fund offers two classes of shares: Class A and Class S. Class A shares are sold with a front-end sales charge. A contingent deferred sales charge is assessed to Class A shares purchased without an initial sales charge on redemptions made within eighteen months on an original purchase of $1 million to $25 million. Class S shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class S shares as described in the Fund's prospectus. The financial highlights for Class S shares are presented in a separate annual report.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

      Futures contracts are valued based on the difference between the last sale price and opening price of the contract.

      Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

      Investments for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

      Security transactions are accounted for on the date the securities are purchased, sold or mature.

      Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS

All income, expenses (other than the Class A 12b-1 service and distribution fee and Class A and Class S Transfer Agent fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

      Class A per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the period by the service and distribution fees applicable to Class A shares.

FEDERAL INCOME TAXES

Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

      At September 30, 2001 capital loss carryforwards available (to the extent provided in regulation) to offset future realized gains were approximately as follows:

                     CAPITAL LOSS
YEAR OF EXPIRATION   CARRYFORWARD
------------------   ------------
       2009           $5,340,814

Expired capital loss carryforwards, if any, are recorded as a reduction of paid-in capital.

      To the extent loss carryforwards are used to offset any future realized gains it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

      Additionally, $15,815,990 of net capital losses attributable to security transactions incurred after

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------

October 31, 2000, are treated as arising on October 1, 2001, the first day of the Fund's next taxable year.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders are recorded on the ex-date.

      The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

      The following reclassifications have been made to the financial statements:

                  INCREASED (DECREASE)
---------------------------------------------------------
                      ACCUMULATED          ACCUMULATED
PAID-IN CAPITAL   NET INVESTMENT LOSS   NET REALIZED LOSS
---------------   -------------------   -----------------
  $(3,253,408)        $3,201,266             $52,142

These differences are primarily due to net operating losses and foreign currency transactions. Net investment income, net realized losses and net assets were not affected by this reclassification.

OTHER

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Corporate actions are recorded on the ex-date.

--------------------------------------------------------------------------------

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

MANAGEMENT FEE

Stein Roe & Farnham Inc. (the "Advisor"), an affiliate of Liberty Financial Companies, Inc. ("Liberty Funds"), is the investment Advisor of the Fund and receives a monthly fee as follows:

                                              ANNUAL
AVERAGE NET ASSETS                          FEE RATE
------------------                         ---------
First $500 million.....................      0.75%
Next $500 million......................      0.70%
Next $500 million......................      0.65%
Over $1.5 billion......................      0.60%

On November 1, 2001, Liberty Financial, an intermediate parent of the Advisor, completed the sale of its asset management business, including each of the Liberty Financial affiliates, to Fleet National Bank ("Fleet"). This transaction resulted in a change of control of the Advisor and, therefore, an assignment of the Advisor's investment advisory contract with the Fund to Fleet. Liberty Financial had obtained approval of a new investment advisory contract by the Fund's Board of Trustees and shareholders, which became effective upon completion of the sale. The new contract is identical to the prior contract in all material respects except for its effective and termination dates.

ADMINISTRATION FEE

The Advisor also provides accounting and other services for a monthly fee as follows:

                                              ANNUAL
AVERAGE NET ASSETS                          FEE RATE
------------------                         ---------
First $500 million.......................    0.150%
Next $500 million........................    0.125%
Over $1 billion..........................    0.100%

BOOKKEEPING FEE

The Advisor is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), the Advisor has delegated those functions to State Street Bank and Trust Company ("State Street"). Effective February 1, 2001, the Advisor pays fees to State Street under the Outsourcing Agreement.

      During the period October 1, 2000 to June 30, 2001, the Advisor provided bookkeeping and pricing services to the Fund for a monthly fee equal to $25,000 annually plus 0.0025% annually of the Fund's average net assets over $50 million. Effective July 1, 2001, under its pricing and bookkeeping agreement with the Fund, the Advisor receives from the Fund and annual flat fee of $10,000, paid monthly, and in any month that the Fund's average net assets are more than $50 million,

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------

a monthly fee equal to the average net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

TRANSFER AGENT FEE

Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Advisor, provides shareholder services for a monthly fee comprised of 0.06% annually of the Fund's average net assets plus charges based on the number of shareholder accounts and transactions plus reimbursement for certain out-of-pocket expenses.

      Prior to July 1, 2001, the Transfer Agent received a monthly fee of 0.236% annually of Class A's daily average net assets plus reimbursement for certain out-of-pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES

Liberty Funds Distributor, Inc. (the "Distributor"), an affiliate of the Advisor, is the Fund's principal underwriter. For the year ended September 30, 2001, the Fund has been advised that the Distributor did not retain any net underwriting discounts on sales of the Fund's Class A shares.

      The Fund has adopted a 12b-1 plan which requires the payment of a monthly service fee to the Distributor equal to 0.25% annually of Class A's net assets as of the 20th of each month. The plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.10% annually of the average net assets attributable to Class A shares. The Distributor has voluntarily agreed, until further notice, to waive the Class A distribution fee.

      The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor to dealers who sold such shares.

OTHER

The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

--------------------------------------------------------------------------------

NOTE 3. PORTFOLIO INFORMATION

INVESTMENT ACTIVITY

During the year ended September 30, 2001, purchases and sales of investments, other than short-term obligations, were $623,110,134 and $667,459,517, respectively.

      Unrealized appreciation (depreciation) for the year ended September 30, 2001 based on cost of investments for federal income tax purposes was:


Gross unrealized appreciation.......    $ 22,894,283
Gross unrealized depreciation.......     (45,987,402)
                                        ------------
     Net unrealized depreciation....    $(23,093,119)
                                        ============

OTHER

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

      The Fund may purchase or sell futures contracts. The Fund will use these instruments to hedge against the effects of changes in the portfolio securities due to market conditions and not for trading purposes. The use of futures contracts involves certain risks which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out a position due to different trading hours, or the absence of a liquid market for either the instrument or the underlying securities or (3) an inaccurate prediction by the Advisor of the future direction of the market or stock price or interest rate trends. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------

NOTE 4. LINE OF CREDIT

The Liberty-Stein Roe Investment Trust and SR&F Base Trust (collectively the "Trusts") participate in an unsecured line of credit agreement provided by the custodian bank. The line of credit entitles the Trusts to borrow from the custodian at any time upon notice from the Trusts. The borrowings available to the Trusts for the line of credit are $200 million. Borrowings may be made to temporarily finance repurchase of Fund shares. Interest is charged to the Trusts and, ultimately, the Fund based on its borrowings. In addition, a commitment fee of 0.10% per annum on the Fund's unused commitment shall be paid quarterly by the Fund based on the relative asset size of the Fund to the Trusts as a whole. The commitment fee is included in "Other expenses" on the Statement of Operations. Because several investment companies participate, there is no assurance that an individual Fund will have access to the entire line of credit at any particular time. For the year ended September 30, 2001, the Trusts and Fund had no borrowings under the agreement.

--------------------------------------------------------------------------------

NOTE 5. OTHER RELATED PARTY TRANSACTIONS

During the year ended September 30, 2001, the Fund used Alphatrade, Inc., a wholly owned subsidiary of Colonial Management Associates, Inc., as one of its brokers. Total commissions paid to Alphatrade, Inc. during the year were $28,579.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
LIBERTY CAPITAL OPPORTUNITIES FUND -- CLASS A SHARES
Selected data for a share outstanding throughout each period.

                                                                    YEAR            PERIOD
                                                                    ENDED            ENDED
                                                                SEPTEMBER 30,    SEPTEMBER 30,
                                                                    2001            2000(a)
                                                                -------------    -------------
NET ASSET VALUE, BEGINNING OF PERIOD........................    $       42.21    $       39.22
                                                                -------------    -------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b).....................................            (0.27)           (0.09)
Net realized and unrealized gain (loss) on investments and
  foreign currency..........................................           (18.55)            3.08
                                                                -------------    -------------
Total from Investment Operations............................           (18.82)            2.99
                                                                -------------    -------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
Net realized gains..........................................            (5.54)              --
                                                                -------------    -------------
NET ASSET VALUE, END OF PERIOD..............................    $       17.85    $       42.21
                                                                -------------    -------------
Total return (c)(d).........................................           (49.49)%           7.62%(e)
                                                                -------------    -------------
RATIO TO AVERAGE NET ASSETS:
Expenses (f)................................................             1.46%            1.56%(g)
Net investment loss (f).....................................            (1.09)%          (1.28)%(g)
Portfolio turnover rate.....................................              164%             119%
Net assets, end of period (000's)...........................    $           1    $           1

(a) Class A shares were initially offered on July 31, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Distributor not waived a portion of expenses, total return would have been reduced.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(g) Annualized.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees of Liberty-Stein Roe Funds Investment Trust and Class A Shareholders of Liberty Capital Opportunities Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class A financial highlights present fairly, in all material respects, the financial position of Liberty Capital Opportunities Fund (the "Fund") (a series of Liberty-Stein Roe Funds Investment Trust) at September 30, 2001, the results of its operations, the changes in its net assets and the Class A financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 6, 2001

UNAUDITED INFORMATION
--------------------------------------------------------------------------------

RESULTS OF SPECIAL MEETINGS OF SHAREHOLDERS
On December 17, 2000, a Special Meeting of Shareholders of the Fund was held to conduct the vote for and against the approval of the Items listed on the Fund's Proxy Statements for said Meetings. The election of eleven Trustees was passed on December 27, 2000, however, the approval of the remaining proposal did not pass and the Meeting was adjourned until January 25, 2001, at which time the proposals passed. On September 29, 2000, the record date for the Meetings, the Fund had shares outstanding representing $572,015,707.09 of net asset value
(NAV). The votes cast were as follows:

                                                                          AUTHORITY
TO ELECT A BOARD OF TRUSTEES:                              FOR            WITHHELD
-----------------------------                        ---------------    -------------
Douglas Hacker                                       $178,044,518.15    $4,552,582.13
Janet Langford Kelly                                  178,685,415.49     3,911,684.79
Richard W. Lowry                                      178,585,143.81     4,011,956.47
Salvatore Macera                                      178,545,458.15     4,051,642.13
William E. Mayer                                      178,665,176.23     3,931,924.04
Charles R. Nelson                                     178,660,437.33     3,936,662.95
John J. Neuhauser                                     178,643,197.92     3,953,902.36
Joseph R. Palombo                                     178,657,136.40     3,939,963.88
Thomas E. Stitzel                                     178,639,197.20     3,957,903.08
Thomas C. Theobald                                    178,678,916.40     3,918,183.88
Anne-Lee Verville                                     178,068,330.53     4,528,769.75

To approve the modification to the fundamental investment restriction relating to borrowing:

For:                               $221,281,084.65
Withheld:                            19,892,753.42
Abstain:                             13,658,316.55
Delivered Not Voted:                 32,996,789.76

On September 26, 2001, a Special Meeting of Shareholders of the Stein Roe Capital Opportunities Fund was held to conduct a vote for and against the approval of a new investment advisory agreement. On July 16, 2001, the record date for the Meeting, the Fund had shares outstanding representing $333,844,499.22 of net asset value (NAV). The votes cast were as follows:

                                                         % OF NAV TO
PROPOSAL OF NEW INVESTMENT                            TOTAL OUTSTANDING    % OF NAV TO TOTAL
ADVISORY AGREEMENT:                      NAV                 NAV               NAV VOTED
-------------------                ---------------    -----------------    -----------------
For                                $165,691,948.31          49.63%               93.83%
Against                               6,184,864.04           1.85                 3.50
Abstain                               4,709,646.36           1.41                 2.67

 TRUSTEES & TRANSFER AGENT

DOUGLAS A. HACKER
Executive Vice President and Chief Financial Officer of UAL, Inc. (formerly Senior Vice President and Chief Financial Officer of UAL, Inc.)

JANET LANGFORD KELLY
Executive Vice President-Corporate Development and Administration, General Counsel, and Secretary, Kellogg Company (formerly Senior Vice President, Secretary and General Counsel, Sara Lee Corporation)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, US Plywood Corporation)

SALVATORE MACERA
Private Investor (formerly Executive Vice President and Director of Itek Corp.)

WILLIAM E. MAYER
Managing Partner, Park Avenue Equity Partners (formerly Founding Partner, Development Capital LLC; Dean and Professor, College of Business and Management, University of Maryland)

CHARLES R. NELSON
Van Voorhis Professor, Department of Economics, University of Washington; consultant on econometric and statistical matters (formerly Department Chairman and Director of the Institute for Economic Research)

JOHN J. NEUHAUSER
Academic Vice President and Dean of Faculties, Boston College (formerly Dean, Boston College School of Management)

JOSEPH R. PALOMBO
Chief Operations Officer, Mutual Funds, Liberty Financial Companies, Inc.; Executive Vice President and Director of Colonial Management Associates, Inc. and Stein Roe & Farnham Incorporated; Executive Vice President and Chief Administrative Officer of Liberty Funds Group LLC (formerly Vice President of Liberty Mutual Funds, Stein Roe Mutual Funds and All-Star Funds, and Chief Operating Officer, Putnam Mutual Funds).

THOMAS E. STITZEL
Business Consultant and Chartered Financial Analyst (formerly Professor of Finance, College of Business, Boise State University)

THOMAS C. THEOBOLD
Managing Director, William Blair Capital Partners (formerly Chief Executive Officer and Chairman of the Board of Directors, Continental Bank Corporation)

ANNE-LEE VERVILLE
Chairman of the Board of Directors, Enesco Group, Inc. and author and speaker on educational systems needs (formerly General Manager, Global Education Industry, and President, Applications Solutions Division, IBM Corporation)

IMPORTANT INFORMATION ABOUT THIS REPORT
The Transfer Agent for Capital Opportunities Fund Class A is:

Liberty Funds Services, Inc.
P.O. Box 1722
Boston, MA 02105-1722
800-345-6611

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Liberty Capital Opportunities Class A. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Liberty Funds Performance Update.

Annual Report:
Liberty Capital Opportunities Class A

                              GIVE ME LIBERTY.(R)


LIBERTY FUNDS BELIEVES IN FINANCIAL CHOICE

At Liberty, it's our job to help you achieve your financial goals. So whether it's saving for your kid's education, building your retirement nest egg, or managing your income . . . we can help. Liberty offers a diverse family of mutual funds representing a wide selection of investment styles and specialized money management. It's all designed to help you reach for financial freedom - however you define it.

LIBERTY BELIEVES IN PROFESSIONAL ADVICE

Today's ever-changing financial markets can challenge even the most seasoned investors. That's why we recommend working with a financial advisor. With an advisor you have an experienced, knowledgeable professional looking out for your best interests. Your advisor can help you establish a plan for reaching your personal financial goals and help you stay on track over the long term. It's a relationship that's focused on you and your needs.


                                                                   -------------
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                                                                    U.S. POSTAGE
                                                                       PAID
                                                                   HOLLISTON, MA
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                                                                   -------------


Liberty Capital Opportunities Fund Class A   ANNUAL REPORT, SEPTEMBER 30, 2001


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One Financial Center, Boston, MA 02111-2621, 800-426-3750
www.libertyfunds.com


                                                  720-02/457H-0901(11/01)01/2081